    Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207
UAL-MISC-2401454
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Accommodations Agreement for 737-***
This agreement (Agreement) is between United Airlines, Inc. (Customer) and The Boeing Company (Boeing). Pursuant to the terms and conditions of Purchase Agreement No. 03776 and Purchase Agreement No. 04761 (each a Purchase Agreement and together, the Purchase Agreements), Customer has taken delivery of *** Boeing model 737-*** aircraft (the Aircraft). The Federal Aviation Administration (FAA) *** certain Boeing model 737-*** aircraft commencing on January 6, 2024, ***. In recognition of Boeing and Customer’s long-standing relationship, and Customer’s commitment to Boeing products, Boeing *** described herein to address the 737-***.
1.Customer ***.
1.1.Boeing offers the *** described below in Section 1.2 to Customer to *** relating to the 737-***. This *** is offered in *** described below in Section 2, and compliance with the terms set forth herein.
1.2.Boeing will provide a ***, which will be (a) provided to Customer in the form of a Boeing *** which ***; and (b) issued by Boeing to Customer in *** as set forth in the following table.

***	***
***	***
Total	$***
6-1162-JKS19-025    Page 1
BOEING PROPRIETARY

1.3.Each *** shall (i) be *** listed above, (ii) *** pursuant to Section 1.2 above and (iii) in no event ever ***.
2.Sufficient Consideration; ***. Customer agrees that the considerations contained in this Agreement are Customer’s ***.
3.***. The parties agree it is not the intent to provide benefits hereunder that *** to be provided in any other agreement between Boeing and Customer.
4.Entire Agreement. This Agreement contains the entire understanding between Boeing and Customer with respect to the 737-***. This Agreement supersedes all prior agreements, proposals, communications and understandings between the Boeing and Customer for the subject matter hereof.
5.Integrated Transaction. It is the intent of Boeing and Customer that this Agreement and the Purchase Agreements constitute a single, integrated transaction and shall not be subject to severance or division.
6.Governing Law. THIS AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT THE CONFLICT OF LAWS PROVISION UNDER WASHINGTON LAW WILL NOT BE APPLIED FOR THE PURPOSE OF MAKING OTHER LAW APPLICABLE.
7.Confidentiality. Customer and Boeing understand that certain commercial and financial information contained in this Agreement are considered by Boeing and Customer as confidential and are subject to the confidentiality terms and conditions set forth in Letter Agreements No. UAL-PA-04761-LA-1801470 and UCH-PA-03776-LA-1208234, including successors thereof.
8.Assignment. The rights and obligations contained in this Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Expiration. Please indicate Customer’s acceptance of this Agreement on or before April 30th, 2024, after which date this offer will expire.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-MISC-2401454    Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	April 14, 2024

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

UAL-MISC-2401454    Page 3
BOEING PROPRIETARY